(FRONTEGRA FUNDS LOGO)

                                 ANNUAL REPORT

                        Frontegra Total Return Bond Fund
                      Frontegra Investment Grade Bond Fund
                           Frontegra Opportunity Fund
                             Frontegra Growth Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.

                                 June 30, 2001

TABLE OF CONTENTS

SHAREHOLDER LETTER

FRONTEGRA TOTAL RETURN BOND FUND
FRONTEGRA INVESTMENT GRADE BOND FUND
  Report from Reams Asset Management Company, LLC                            4
  Investment Highlights                                                      7
  Schedule of Investments                                                    8
  Statement of Assets and Liabilities                                       16
  Statement of Operations                                                   17
  Statements of Changes in Net Assets                                       18
  Financial Highlights                                                      19
  Investment Highlights                                                     20
  Schedule of Investments                                                   21
  Statement of Assets and Liabilities                                       26
  Statement of Operations                                                   27
  Statement of Changes in Net Assets                                        28
  Financial Highlights                                                      29

FRONTEGRA OPPORTUNITY FUND
  Report from Reams Asset Management Company, LLC                           32
  Investment Highlights                                                     35
  Schedule of Investments                                                   36
  Statement of Assets and Liabilities                                       40
  Statement of Operations                                                   41
  Statements of Changes in Net Assets                                       42
  Financial Highlights                                                      43

FRONTEGRA GROWTH FUND
  Report from Northern Capital Management, LLC                              46
  Investment Highlights                                                     50
  Schedule of Investments                                                   51
  Statement of Assets and Liabilities                                       55
  Statement of Operations                                                   56
  Statements of Changes in Net Assets                                       57
  Financial Highlights                                                      58

NOTES TO FINANCIAL STATEMENTS                                               59

REPORT OF INDEPENDENT AUDITORS                                              65

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds. The Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Funds. Please read the Prospectus carefully.

DEAR FELLOW SHAREHOLDERS:

We are pleased to provide you with the Frontegra Funds Annual Report for the fiscal year ended June 30, 2001. The past year has been a turbulent time in the capital markets, with the tech bubble bursting and bond defaults and downgrades on the rise. The S&P 500 Stock Index was off nearly 15% over the last 12 months, with growth stocks faring particularly poorly, losing over one-third of their value as measured by the Russell 1000 Growth Index. The bond market was a beneficiary of the uneasy equity markets as investors sought a safe haven in bonds. This flight to safety, combined with the Federal Reserve's aggressive rate cutting, led to strong absolute returns in the domestic bond market.

RESULTS

The Frontegra Funds fared extremely well in this environment. The Total Return Bond Fund, which is managed by Reams Asset Management Company, returned 11.87% for the fiscal year compared to the benchmark (Lehman Brothers Aggregate Bond Index) return of 11.24%. The Total Return Bond Fund continues to rank highly among institutional bond funds.

Shareholders in the Opportunity Fund were rewarded for their patience and adherence to a diversified asset allocation program. The Opportunity Fund, our small cap value offering, also managed by Reams Asset Management Company, was up 33.02% for the year ended June 30, 2001, compared to the Russell 2000 Value Index return of 30.93% and the Russell 2000 Index return of 0.68%.

Finally, the Frontegra Growth Fund, which is managed by Northern Capital Management, investing in one of the most difficult areas of the market over this period, was down only 8.55% compared to the (14.82)% return for the S&P 500 Index. You can find more detail on results and the current investment strategies in the shareholder letters for each Fund on the following pages.

NEW FUND OFFERING

Given the strong demand for Reams' fixed income products, we opened a new Fund early this year, the Frontegra Investment Grade Bond Fund. As the name indicates, this Fund invests in only securities rated BBB or above. The Fund will be managed in the same manner as the Total Return Bond Fund employing the same portfolio management team. The Fund was launched on February 23 and is off to a strong start.

SUMMARY

We hope that the Frontegra Funds have provided a strong anchor to your portfolio in the difficult markets that we have all experienced in the past year. The period provided a reminder of how important a diversified portfolio of holdings or funds can be. We recently upgraded our website at www.frontegra.com and encourage you to visit the updated site. As always, we appreciate your investment and your continued confidence in the investment managers overseeing the Funds.

Sincerely,

/s/Thomas J. Holmberg            /s/William D. Forsyth

Thomas J. Holmberg, CFA          William D. Forsyth, CFA
Frontegra Asset Management       Frontegra Asset Management

                                   FRONTEGRA
                             TOTAL RETURN BOND FUND

                                   FRONTEGRA
                                INVESTMENT GRADE
                                   BOND FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

The Frontegra Total Return Bond Fund posted strong results for the year ended June 30, 2001. The Fund returned 11.87% compared to 11.24% for the benchmark, Lehman Brothers Aggregate Bond Index. The Investment Grade Bond Fund, which commenced operations on February 23, 2001, has returned 1.98% since inception compared to 1.94% for the Lehman Brothers Aggregate Bond Index.

The bond market posed a number of challenges over the past year, as volatility in interest rates and credit spreads remained high and company specific events wreaked havoc on individual securities. However, with the backdrop of significantly slowing economic growth and low inflation, the Federal Reserve aggressively cut interest rates early in 2001. The interest rate cuts combined with investors' flight to the safety of bonds led to strong absolute returns for bond investors.

PORTFOLIO REVIEW

After a series of six interest rate increases, capped off by a one-half of a percent increase in May, 2000, the economy began to feel the affects of the Federal Reserve's tightening in late 2000. By December, economic growth had decelerated considerably and there was talk of recession for the first time in many years. Late in 2000, the bond market began to discount a drop in interest rates, as Treasury rates declined significantly. As was widely expected, the Federal Reserve began an aggressive campaign of rate cutting in the first half of 2001 in an effort to keep the economy from falling into recession. Thus far in 2001, the Federal Reserve has cut rates 2.75% and although somewhat constrained by inflation worries, the Fed has signaled that it may not yet be done lowering rates. However, the more recent cuts have had little effect on the fixed income market.

We were able to take advantage of the decline in rates, as the Total Return Bond Fund was positioned somewhat longer than the benchmark throughout most of the period. The shifting yield curve also offered some opportunity to add value.
In late 2000, the yield curve assumed an unusual 'U' shape in anticipation of Fed easing. We concentrated the portfolio's cash flows in the center of the curve and benefited as the curve reverted to a more normal upward sloping configuration.

As we discussed in the Semi-Annual Report at December 31, 2000, the corporate bond market was extremely difficult in the first six months of the fiscal year. The combination of the slowing economy, tighter credit, and weak earnings took its toll on the corporate sector. However, as an opportunistic manager, we were able to increase our corporate exposure and take advantage of the historically high level of yield spreads between corporates and Treasury securities. We were able to add positions in well-structured investment-grade corporates at attractive spreads despite the high level of credit risk in the market.

Whereas our corporate exposure was somewhat of a drag on performance late in 2000, our overweighting in corporate securities helped results significantly in the first six months of 2001. Even though corporate spreads have narrowed somewhat, we continue to expect strong returns from this sector going forward.

The high yield bond market has garnered increasing attention recently as investors seek to find the bottom in this market after high yield bonds posted negative returns in 2000. We have the discretion in the Total Return Bond Fund to invest a portion of the assets in this area of the market. However, we have kept our high yield exposure low (approximately 1%-3%) as we have found very few opportunities in the higher rated junk bond universe, where we concentrate our efforts. The high yield market posted big gains in January in response to Fed easing, but most of that gain was reversed in subsequent months as the bad news for technology and telecommunications issues continued unabated.

PORTFOLIO STRATEGY

Top-down duration and yield curve strategies are neutral currently. Our duration model shows that Treasury securities are modestly overvalued which would call for a cautious outlook on interest rates. However, other sectors of the market (corporates, mortgages) remain attractive given their high relative and absolute yields. Therefore, we are running a neutral portfolio with respect to duration with low exposure to the Treasury sector, which we see as overvalued. As pointed out above, the yield curve has reverted to a more normal upward sloping shape. We give roughly equal probabilities to the curve steepening or flattening from this point, so our yield curve configuration is neutral to the benchmark.

Our corporate bond exposure remains high in both Funds. At June 30, corporate exposure stood at 45% in the Total Return Bond Fund and 36% in the Investment Grade Bond Fund. Even though corporate spreads have tightened this year, we believe that corporate bonds remain cheap and should offer excellent returns over the next several years. We continue to favor the good structure of secured equipment trust certificates and power projects. We have also entered the investment grade telecom and auto sectors as spreads have widened. In the Total Return Bond Fund, we have invested in a few out-of-favor telecommunications bonds that we believe have limited downside and significant upside potential.

We have added a mortgage pass-through position to the portfolios as mortgage spreads have widened to attractive levels. Given the prepayment risk inherent in traditional mortgage pass-throughs, we typically have little exposure to this portion of the mortgage market. Even though we have added the mortgage pass-through position, our position is well below benchmark levels. The rest of the mortgage exposure continues to be in better-structured commercial mortgage-backed securities (CMBS), rate reduction bonds and oil receivables bonds, which offer attractive yield spreads, low prepayment risk and high credit quality.

High yield holdings remain a relatively small part of the Total Return Bond Fund. The high-yield market has been problematic since the better quality "BB" part of the market has held up well and is generally not cheap compared to the "BBB" sector. However, the lower quality issues continue to suffer and have risk profiles that we believe are inappropriate for the Fund. Therefore, we have preferred to focus on opportunities in investment-grade issues.

In the Total Return Bond Fund, we have initiated a modest position in foreign bonds to take advantage of the attractive level of the Euro. The dollar has maintained its strength relative to the Euro as capital continues to flow into U.S. dollars. We believe these flows are not sustainable and expect the Euro to strengthen over time.

SUMMARY

As we approach the Total Return Bond Fund's five-year anniversary, we would like to thank all our shareholders for your continued confidence in the Fund. We will continue to strive to produce the best results for our investors.

Regards,

/s/Mark M. Egan                  /s/Robert A. Crider

Mark M. Egan, CFA, CPA           Robert A. Crider, CFA
Reams Asset Management Co.       Reams Asset Management Co.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment

                         Frontegra Total            Lehman Brothers
        Date             Return Bond Fund         Aggregate Bond Index
        ----             ----------------         --------------------
     11/25/96*<F1>          $100,000                   $100,000
     12/31/96                $99,239                    $99,546
      3/31/97                $98,362                    $98,989
      6/30/97               $102,032                   $102,625
      9/30/97               $105,600                   $106,035
     12/31/97               $107,761                   $109,156
      3/31/98               $109,814                   $110,855
      6/30/98               $112,097                   $113,445
      9/30/98               $116,435                   $118,242
     12/31/98               $116,850                   $118,641
      3/31/99               $116,509                   $118,052
      6/30/99               $115,847                   $117,015
      9/30/99               $116,931                   $117,809
     12/31/99               $116,688                   $117,665
      3/31/00               $120,434                   $120,263
      6/30/00               $123,697                   $122,347
      9/30/00               $127,807                   $126,040
     12/31/00               $132,423                   $131,351
      3/31/01               $137,575                   $135,340
      6/30/01               $138,374                   $136,095

*<F1>  11/25/96 commencement of operations.

Portfolio Total Return
FOR THE PERIOD ENDED 6/30/01
----------------------------------------
ONE YEAR                          11.87%

AVERAGE ANNUAL
SINCE COMMENCEMENT                 7.32%

This chart assumes an initial gross investment of $100,000 made on 11/25/96 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch IBCA, Inc., in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Price, coupon, paydown and total return are reported for all sectors on a month-end to month-end basis. All returns are market value-weighted inclusive of accrued interest.

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS
June 30, 2001

Principal Amount                                                                          Value
----------------                                                                          -----
                ASSET-BACKED SECURITIES  3.6%
 $1,200,000     Chase Credit Card Master Trust, 1997-1 A, 4.2125%, 10/15/06 c<F5>  $  1,200,320
    600,000     Comed Transitional Funding Trust, 1998-1 A5, 5.44%, 3/25/07             600,867
  1,250,000     Discover Card Master Trust, 2001-4 A, 4.2125%, 10/16/06 c<F5>         1,250,016
    500,000     Fingerhut Master Trust, 1998-2 A, 6.23%, 2/15/07                        511,287
    192,360     Green Tree Financial Corp., 1995-7 A5, 6.95%, 10/15/26                  197,827
    200,000     Green Tree Financial Corp., 1996-7 M1, 7.70%, 10/15/27                  197,081
     36,112     Mego Mortgage Home Loan Trust, 1996-2 A, 7.275%, 8/25/17                 37,331
    845,000     Peco Energy Transition Trust, 1999-A A6, 6.05%, 3/01/09                 847,909
  1,200,000     World Financial Network Credit Card Master Trust,
                  1996-B A, 6.95%, 4/15/06                                            1,246,343
                                                                                   ------------

                TOTAL ASSET-BACKED SECURITIES
                  (cost $5,971,923)                                                   6,088,981
                                                                                   ------------

                COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS  0.1%
     87,890     Resolution Trust Corp., 1991-6 A1, 6.7715%, 5/25/19                      87,568
     60,801     Resolution Trust Corp., 1991-6 C1, 9.00%, 9/25/28                        60,585
                                                                                   ------------

                TOTAL COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS
                  (cost $151,397)                                                       148,153
                                                                                   ------------

                COMMERCIAL MORTGAGE-BACKED
                SECURITIES  6.5%
  1,415,422     Capco America Securitization Corp.,
                  1998-D7 A1A, 5.86%, 10/15/30                                        1,412,991
    441,805     Chase Commercial Mortgage Securities Corp.,
                  1997-2 A1, 6.45%, 12/19/04                                            451,174
    350,000     Chase Commercial Mortgage Securities Corp.,
                  1997-2 A2, 6.60%, 12/12/29                                            353,961
    939,003     Commercial Mortgage Asset Trust, 1999-C1 A1, 6.25%, 1/17/32             950,636
  1,600,000     Credit Suisse First Boston Mortgage Securities Corp.,
                  1998-C1 A1B, 6.48%, 5/17/40                                         1,598,824
  1,536,874     GMAC Commercial Mortgage Securities Inc.,
                  2000-C2 A1, 7.273%, 8/16/33                                         1,598,678
  1,520,000     GS Mortgage Securities Corp. II, 1997-GL A2B, 6.86%, 7/13/30          1,555,274
    524,360     J.P. Morgan Commercial Mortgage Finance Corp.,
                  1996-C2 A, 6.47%, 11/25/27                                            534,546
    150,000     Merrill Lynch Mortgage Investors, Inc.,
                  1998-C1 A3, 6.72%, 11/15/26                                           143,044
    410,000     Nationslink Funding Corp., 1999-1 A2, 6.316%, 1/20/31                   405,887
    400,000     NYC Mortgage Loan Trust, 1996 A3, 6.75%, 9/25/19
                  (Acquired 5/23/00; Cost $343,423) r<F2>                               392,983
  1,373,584     Salomon Brothers Mortgage Securities VII,
                  2000-C2 A1, 7.298%, 6/18/09                                         1,428,320
                                                                                   ------------

                TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                  (cost $10,481,162)                                                 10,826,318
                                                                                   ------------

                CORPORATE BONDS  44.8%
                Airlines  5.8%
    663,633     Air 2 Us, 8.027%, 10/01/19
                  (Acquired 5/11/00; Cost $641,939) r<F2>                               706,617
  1,000,000     American Airlines, 7.379%, 5/23/16
                  (Acquired 6/13/01; Cost $1,010,817) r<F2>                           1,011,862
    492,035     America West Airlines, 7.33%, 7/02/08                                   500,257
    400,000     Delta Air Lines, 9.75%, 6/01/03                                         418,469
    684,007     Delta Air Lines, 9.375%, 9/11/07                                        718,037
    450,000     Delta Air Lines, 8.30%, 12/15/29                                        397,010
    656,823     Jet Equipment Trust, 7.63%, 8/15/12
                  (Acquired 9/21/00;  Cost $654,006) r<F2>                              676,955
  1,500,000     Northwest Airlines Inc., 7.626%, 4/01/10                              1,515,000
    826,382     Northwest Airlines Inc., 8.304%, 9/01/10                                846,777
    300,000     United Airlines, 7.762%, 10/01/05                                       308,520
    500,000     United Airlines, 7.186%, 4/01/11                                        509,600
    759,998     US Airways, Inc., 6.85%, 1/30/18                                        702,162
    505,000     US Airways, Inc., 2000-2 G, 8.02%, 2/05/19                              529,609
    750,000     US Airways, Inc., 2000-3 G, 7.89%, 3/01/19                              785,505
                                                                                   ------------
                                                                                      9,626,380
                                                                                   ------------

                Automobiles/Auto Parts  3.9%
  2,550,000     DaimlerChrysler, 6.40%, 5/15/06                                       2,528,947
  1,175,000     DaimlerChrysler, 8.50%, 1/18/31                                       1,241,115
    185,000     Federal-Mogul Corp., 7.50%, 1/15/09                                      26,825
  1,950,000     Ford Motor Company, 7.45%, 7/16/31                                    1,871,645
    750,000     Navistar International, 9.375%, 6/01/06
                  (Acquired 5/23/01; Cost $750,000) r<F2>                               761,250
                                                                                   ------------
                                                                                      6,429,782
                                                                                   ------------

                Convertible Bonds  0.2%
    160,000     Tower Automotive Inc., 5.00%, 8/01/04                                   132,200
    125,000     Transwitch Corp., 4.50%, 9/12/05                                         91,406
    250,000     Triquint Semiconductor, 4.00%, 3/01/07                                  176,875
                                                                                   ------------
                                                                                        400,481
                                                                                   ------------

                Diversified  0.6%
  1,000,000     FMC Corp., 7.125%, 11/25/02                                           1,017,650
                                                                                   ------------

                Energy  7.7%
    400,000     Cleveland Electric Illuminating Co., 7.85%, 7/30/02                     412,535
  1,100,000     CMS Energy Corp., 8.90%, 7/15/08                                      1,102,750
    400,000     Cogentrix Energy Inc., 8.10%, 3/15/04                                   409,088
    410,000     Consumers Energy Company, 6.20%, 5/01/03                                411,632
  1,450,130     LS Power Funding, 7.19%, 6/30/10                                      1,447,143
  1,425,000     Midwest Generation LLC, 8.56%, 1/02/16                                1,368,025
  1,000,000     Mirant Americas Generation, 8.30%, 5/01/11
                  (Acquired Multiple Dates; Cost $1,020,256) r<F2>                    1,007,318
    900,000     PSEG Energy Holdings, 8.50%, 6/15/11
                  (Acquired 6/27/01; Cost $898,407) r<F2>                               891,000
    340,853     Salton Sea Funding, 7.37%, 5/30/05                                      331,097
    811,917     Selkirk Cogen Funding Corp., 8.65%, 12/26/07                            860,372
    250,000     Sithe/Independence Funding, 8.50%, 6/30/07                              264,888
    200,000     Sithe/Independence Funding, 9.00%, 12/30/13                             215,570
  1,400,000     Southern Energy Inc., 7.40%, 7/15/04
                  (Acquired 4/05/00; Cost $1,386,966) r<F2>                           1,411,262
    700,000     Sutton Bridge, 7.97%, 6/30/22
                  (Acquired 6/01/00; Cost $659,000) r<F2>                               702,751
    410,000     Texas Utilities Electric Co., 6.75%, 3/01/03                            418,654
    800,000     Utilicorp United Inc. (AMBAC Insured), 6.875%, 10/01/04                 817,636
    800,000     Utilicorp United Inc., 6.70%, 10/15/06                                  803,733
                                                                                   ------------
                                                                                     12,875,454
                                                                                   ------------

                Financial  3.8%
    345,000     CIT Group Inc., 6.50%, 2/07/06                                          349,611
  1,500,000     ERAC USA Finance Co., 7.35%, 6/15/08
                  (Acquired Multiple Dates; Cost $1,498,351) r<F2>                    1,486,421
    600,000     Ford Motor Credit Company, 7.60%, 8/01/05                               625,874
    850,000     Ford Motor Credit Company, 6.875%, 2/01/06                              861,132
    700,000     Ford Motor Credit Company, 7.375%, 2/01/11                              706,773
    500,000     GMAC, 6.38%, 1/30/04                                                    512,127
    800,000     John Hancock Global Funding II, 5.625%, 6/27/06
                  (Acquired 6/20/01; Cost $794,200) r<F2>                               790,800
    410,000     Royal Bank of Scotland, 8.817%, 3/31/05                                 439,734
    510,000     Royal Bank of Scotland, 9.118%, 3/31/49                                 565,158
                                                                                   ------------
                                                                                      6,337,630
                                                                                   ------------

                Food Products  0.4%
    650,000     Albertson's Inc., 7.25%, 5/01/13                                        637,514
                                                                                   ------------

                Hotel  0.7%
  1,200,000     Harrah's Operating Company Inc., 7.125%, 6/01/07
                  (Acquired 6/07/01; Cost $1,194,888) r<F2>                           1,189,058
                                                                                   ------------

                Multimedia  0.2%
    400,000     News America Holdings, 7.43%, 10/01/26                                  412,042
                                                                                   ------------

                Oil & Gas  1.4%
    800,000     Ashland Inc., 7.83%, 8/15/05                                            832,762
    650,000     PDV America, Inc., 7.875%, 8/01/03                                      654,405
    800,000     Tosco Trust, 00-E, 8.58%, 3/01/10
                  (Acquired Multiple Dates;  Cost $821,676) r<F2>                       867,186
                                                                                   ------------
                                                                                      2,354,353
                                                                                   ------------

                Photo Equipment & Supplies  0.9%
  1,500,000     Eastman Kodak Co., 6.375%, 6/15/06                                    1,489,500
                                                                                   ------------

                Pipelines  2.6%
  1,500,000     Sonat Inc., 6.875%, 6/01/05                                           1,527,528
    900,000     Tennessee Gas Pipeline, 7.50%, 4/01/17                                  878,181
    500,000     Tennessee Gas Pipeline, 7.625%, 4/01/37                                 486,317
    650,000     Williams Company, 7.75%, 6/15/31                                        627,406
    850,000     Yosemite Sec Trust I, 8.25%, 11/15/04
                  (Acquired 6/29/00; Cost $845,820) r<F2>                               876,233
                                                                                   ------------
                                                                                      4,395,665
                                                                                   ------------

                Real Estate  1.3%
  2,200,000     Socgen Real Estate LLC, 7.64%, 12/29/49
                  (Acquired Multiple Dates; Cost $2,153,054) r<F2>                    2,210,441
                                                                                   ------------

                Real Estate Investment Trust  0.2%
    410,000     HRPT Properties Trust, 6.75%, 12/18/02                                  413,437
                                                                                   ------------

                Services  0.6%
    195,871     Federal Express Corp., 8.04%, 11/22/07                                  204,317
    514,459     Federal Express Corp., 7.85%, 1/30/15                                   516,193
    200,000     International Game Technology, 8.375%, 5/15/09                          205,000
                                                                                   ------------
                                                                                        925,510
                                                                                   ------------

                Telecommunications  4.1%
  1,000,000     AT&T Wireless Group, 7.35%, 3/01/06
                  (Acquired 4/03/01; Cost $1,012,252) r<F2>                           1,015,707
    650,000     AT&T Wireless Group, 8.75%, 3/01/31
                  (Acquired 6/19/01; Cost $670,836) r<F2>                               675,301
    745,000     Level 3 Communications, 9.125%, 5/01/08                                 309,175
    905,000     Lucent Technologies, 6.45%, 3/15/29                                     522,216
    475,000     McLeod USA Inc., 8.125%, 2/15/09                                        251,750
    535,000     Nextel Communications, 9.375%, 11/15/09                                 423,988
    100,000     Qwest Capital Funding, 7.75%, 2/15/31
                  (Acquired 3/06/01; Cost $99,461) r<F2>                                 98,088
    500,000     Sprint Capital Corp., 6.90%, 5/01/19                                    438,072
    730,000     Sprint Capital Corp., 6.875%, 11/15/28                                  619,843
  1,290,000     Williams Communications Group Inc., 11.875%, 8/01/10                    535,350
  1,995,000     Worldcom Inc., 8.25%, 5/15/31                                         1,956,818
                                                                                   ------------
                                                                                      6,846,308
                                                                                   ------------

                Transportation  0.2%
    410,000     JB Hunt Transport Services, 7.00%, 9/15/04                              417,226
                                                                                   ------------

                Waste Management  0.2%
    250,000     Waste Management, Inc., 7.375%, 8/01/10                                 250,930
                                                                                   ------------

                Yankee/International Bonds (U.S. Dollars)  10.0%
  1,500,000     Abbey National PLC, 7.35%, 10/15/49                                   1,470,896
    700,000     British Telecom PLC, 8.625%, 12/15/30                                   763,390
  1,450,000     Credit Suisse First Boston London, 7.90%, 5/01/07
                  (Acquired Multiple Dates; Cost $1,446,704) r<F2>                    1,477,064
    900,000     Deutsche Telekom, 8.25%, 6/15/30                                        925,448
  1,450,000     Endesa-Chile, 8.50%, 4/01/09                                          1,469,300
    710,000     Norsk Hydro A/S, 9.00%, 4/15/12                                         820,820
  1,500,000     PDVSA Finance Ltd., 6.45%, 2/15/04                                    1,485,000
  1,900,000     PDVSA Finance Ltd., 1998-1, 6.65%, 2/15/06                            1,818,699
  2,160,000     PDVSA Finance Ltd., 1999-H, 9.375%, 11/15/07                          2,257,200
  1,850,000     Pemex Finance Ltd., 8.02%, 5/15/07                                    1,926,849
    600,000     Principal Financial Group, 8.20%, 8/15/09
                  (Acquired 7/24/00; Cost $601,589) r<F2>                               639,823
    330,000     Rothmans Nedrlnd Holdings, 6.875%, 5/06/08                              308,844
  1,300,000     Teleglobe Inc., 7.20%, 7/20/09                                        1,282,567
                                                                                   ------------
                                                                                     16,645,900
                                                                                   ------------

                TOTAL CORPORATE BONDS
                  (cost $74,662,518)                                                 74,875,261
                                                                                   ------------

                FOREIGN BONDS  2.8%
  2,025,000     Bundersrepub. Deutschland, 6.00%, 9/15/03 (Eurodollars) i<F3>         1,768,098
  3,300,000     Bundersrepub. Deutschland, 6.75%, 4/22/03 (Eurodollars) i<F3>         2,901,891
                                                                                   ------------

                TOTAL FOREIGN BONDS
                  (cost $4,782,507)                                                   4,669,989
                                                                                   ------------

                U.S. GOVERNMENT AGENCIES  16.6%
                Fannie Mae  16.1%
  2,000,000     6.50%, 3/01/14 w<F4>                                                  2,005,000
  3,000,000     5.50%, 6/01/16 w<F4>                                                  2,895,000
  2,000,000     7.00%, 6/01/27 w<F4>                                                  2,008,125
  2,900,000     6.50%, 6/01/29 w<F4>                                                  2,852,875
  5,400,000     6.50%, 5/01/31 w<F4>                                                  5,312,250
  8,250,000     7.00%, 5/01/31 w<F4>                                                  8,283,515
    234,543     Pool 073339, 6.18%, 1/01/03                                             238,080
    100,395     Pool 160098, 7.91%, 3/01/04                                             104,493
    744,580     Pool 433043, 6.50%, 6/01/28                                             735,721
    433,016     Pool 447704, 6.50%, 11/01/28                                            427,863
    381,574     Pool 448235, 6.50%, 11/01/28                                            377,034
    838,060     Pool 448635, 6.50%, 11/01/28                                            828,088
    392,864     Pool 449012, 6.50%, 11/01/28                                            388,189
    400,972     Pool 487778, 6.50%, 3/01/29                                             395,714
     57,085     Series 1991-26 G, 8.00%, 4/25/06                                         58,515
     85,000     Series 1994-3 PL, 5.50%, 1/25/24                                         74,904
                                                                                   ------------
                                                                                     26,985,366
                                                                                   ------------

                Freddie Mac  0.4%
    425,000     Series 20 H, 5.50%, 10/25/23                                            383,878
    290,000     Series 20 L, 5.50%, 10/25/23                                            248,954
                                                                                   ------------
                                                                                        632,832
                                                                                   ------------

                Ginnie Mae  0.1%
    131,566     Pool 331001, 8.25%, 7/15/07                                             135,775
     57,216     Pool 036629, 9.50%, 10/15/09                                             62,411
                                                                                   ------------
                                                                                        198,186
                                                                                   ------------

                TOTAL U.S. GOVERNMENT AGENCIES
                  (cost $27,860,093)                                                 27,816,384
                                                                                   ------------

                U.S. TREASURIES  12.4%
                U.S. Treasury Bond  7.7%
 12,175,000     6.25%, 5/15/30                                                       12,911,210
                                                                                   ------------

                U.S. Treasury Notes  4.7%
  4,500,000     5.75%, 8/15/03                                                        4,625,636
  2,970,000     4.625%, 5/15/06                                                       2,929,163
    200,000     5.50%, 5/15/09                                                          201,758
                                                                                   ------------
                                                                                      7,756,557
                                                                                   ------------

                TOTAL U.S. TREASURIES
                  (cost $20,771,209)                                                 20,667,767
                                                                                   ------------

                SHORT-TERM INVESTMENTS  23.0%
                U.S. Government Agency  19.4%
 32,500,000     Fannie Mae Discount Note, 0.00% c<F5>                                32,411,979
                                                                                   ------------

                Variable Rate Demand Notes  3.6%
  3,562,632     American Family Financial Services Inc., 3.361%                       3,562,632
    770,497     Wisconsin Corporate Central Credit Union, 3.42%                         770,497
  1,802,965     Wisconsin Electric Power Co., 3.361%                                  1,802,965
                                                                                   ------------
                                                                                      6,136,094
                                                                                   ------------

                TOTAL SHORT-TERM INVESTMENTS
                  (cost $38,548,073)                                                 38,548,073
                                                                                   ------------

                TOTAL INVESTMENTS  109.8%
                  (cost $183,228,882)                                               183,640,926

                Liabilities, less Other Assets  (9.8)%                              (16,449,510)
                                                                                   ------------

                NET ASSETS  100.0%                                                 $167,191,416
                                                                                   ------------
                                                                                   ------------

r<F2> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
i<F3> Foreign security cost and market value is stated in U.S. dollars. Principal amount is denominated in the foreign currency indicated parenthetically.
w<F4>  When-issued security.
c<F5>  Security marked as segregated to cover when-issued security.

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001

ASSETS:
Investments at value (cost $183,228,882)                          $183,640,926
Interest receivable                                                  1,913,794
Receivable for investments sold                                     39,187,087
Receivable for Fund shares sold                                      4,490,000
Deferred organizational costs, net                                       2,953
Other assets                                                            16,656
                                                                  ------------
Total assets                                                       229,251,416
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                   61,955,158
Payable to Custodian                                                    34,321
Dividends payable                                                        3,994
Accrued investment advisory fee                                         24,362
Accrued expenses                                                        42,165
                                                                  ------------
Total liabilities                                                   62,060,000
                                                                  ------------
NET ASSETS                                                        $167,191,416
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $165,338,892
Undistributed net investment income                                     56,127
Undistributed net realized gain                                      1,384,353
Net unrealized appreciation on investments                             412,044
                                                                  ------------
NET ASSETS                                                        $167,191,416
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                               5,391,437
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $31.01
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF OPERATIONS

                                                                 YEAR ENDED
                                                               JUNE 30, 2001
                                                               -------------
INVESTMENT INCOME:
Interest                                                         $7,099,619
Dividend                                                             27,240
                                                                 ----------
                                                                  7,126,859
                                                                 ----------

EXPENSES:
Investment advisory fees                                            413,384
Fund administration and accounting fees                             103,963
Federal and state registration fees                                  23,195
Custody fees                                                         20,923
Audit fees                                                           14,149
Legal fees                                                           13,975
Shareholder servicing fees                                           11,439
Amortization of organizational costs                                  8,818
Reports to shareholders                                               3,502
Directors' fees and related expenses                                  2,508
Other                                                                 4,784
                                                                 ----------
Total expenses before waiver and reimbursement                      620,640
Waiver and reimbursement of expenses by Adviser                    (181,420)
                                                                 ----------
Net expenses                                                        439,220
                                                                 ----------
NET INVESTMENT INCOME                                             6,687,639
                                                                 ----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                  1,912,803
Change in net unrealized
  appreciation on investments                                     1,245,846
                                                                 ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                             3,158,649
                                                                 ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $9,846,288
                                                                 ----------
                                                                 ----------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                YEAR ENDED         YEAR ENDED
                                               JUNE 30, 2001     JUNE 30, 2000
                                               -------------     -------------
OPERATIONS:
Net investment income                          $  6,687,639       $ 3,766,580
Net realized gain (loss)
  on investments                                  1,912,803           (59,524)
Change in net unrealized
  appreciation on investments                     1,245,846           236,651
                                               ------------       -----------
Net increase in net assets
  resulting from operations                       9,846,288         3,943,707
                                               ------------       -----------

DISTRIBUTIONS
  PAID FROM:
Net investment income                            (6,642,366)       (3,755,804)
Net realized gain on investments                    (87,239)               --
                                               ------------       -----------
Net decrease in net assets resulting
  from distributions paid                        (6,729,605)       (3,755,804)
                                               ------------       -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                     143,345,878        34,687,876
Shares issued to holders in
  reinvestment of distributions                   6,638,860         3,733,402
Shares redeemed                                 (56,344,521)      (16,587,197)
                                               ------------       -----------
Net increase in net assets resulting
  from capital share transactions                93,640,217        21,834,081
                                               ------------       -----------

TOTAL INCREASE IN NET ASSETS                     96,756,900        22,021,984
                                               ------------       -----------

NET ASSETS:
Beginning of period                              70,434,516        48,412,532
                                               ------------       -----------
End of period
  (includes undistributed
  net investment income of
  $57,629 and $12,356, respectively)           $167,191,416       $70,434,516
                                               ------------       -----------
                                               ------------       -----------

See notes to financial statements.

Frontegra Total Return Bond Fund
FINANCIAL HIGHLIGHTS

                                                     YEAR            YEAR        EIGHT MONTHS        YEAR            PERIOD
                                                    ENDED           ENDED            ENDED           ENDED           ENDED
                                                   JUNE 30,        JUNE 30,        JUNE 30,       OCTOBER 31,     OCTOBER 31,
                                                     2001            2000            1999            1998         1997(1)<F6>
                                                   --------        --------      ------------     -----------     -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD                               $29.36          $29.34          $31.38          $30.85           $30.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                                 1.74            1.90            1.29            1.75             1.37
Net realized and unrealized gain
  (loss) on investments                               1.68            0.02           (1.18)           0.59             0.70
                                                    ------          ------          ------          ------           ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                               3.42            1.92            0.11            2.34             2.07
                                                    ------          ------          ------          ------           ------

LESS DISTRIBUTIONS PAID:
From net investment income                           (1.74)          (1.90)          (1.44)          (1.75)           (1.22)
From net realized gain
  on investments                                     (0.03)             --           (0.71)          (0.06)              --
                                                    ------          ------          ------          ------           ------
TOTAL DISTRIBUTIONS PAID                             (1.77)          (1.90)          (2.15)          (1.81)           (1.22)
                                                    ------          ------          ------          ------           ------

NET ASSET VALUE, END OF PERIOD                      $31.01          $29.36          $29.34          $31.38           $30.85
                                                    ------          ------          ------          ------           ------
                                                    ------          ------          ------          ------           ------

TOTAL RETURN(2)<F7>                                 11.87%           6.78%           0.32%           7.79%            7.13%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                                  $167,191         $70,435         $48,413         $48,457          $39,096
Ratio of expenses to
  average net assets(3)<F8>(4)<F9>                  0.425%           0.43%           0.50%           0.50%            0.50%
Ratio of net investment income
  to average net assets(3)<F8>(4)<F9>                6.47%           6.82%           6.37%           5.79%            6.02%
Portfolio turnover rate(2)<F7>                        635%            438%             83%            131%             202%

(1)<F6>   Commenced operations on November 25, 1996.
(2)<F7>   Not annualized for periods less than a full year.
(3)<F8> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.605%, 0.71%, 0.82%, 0.78% and 1.27%, and the ratio of net investment income to average net assets would have been 6.29%, 6.54%, 6.05%, 5.51% and 5.25% for the periods ended June 30,
          2001, June 30, 2000, June 30, 1999, October 31, 1998 and October 31,
          1997, respectively.
(4)<F9>   Annualized.

See notes to financial statements.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment

                    Frontegra Investment       Lehman Brothers
        Date          Grade Bond Fund        Aggregate Bond Index
        ----          ---------------        --------------------
     2/23/2001*<F10>      $100,000                 $100,000
     2/28/2001            $100,700                 $100,870
     3/31/2001            $101,242                 $101,374
     4/30/2001            $101,142                 $100,949
     5/31/2001            $101,543                 $101,554
     6/30/2001            $101,975                 $101,940

*<F10>  2/23/01 commencement of operations.

Portfolio Total Return
FOR THE PERIOD ENDED 6/30/01
----------------------------------------
SINCE COMMENCEMENT                 1.98%

This chart assumes an initial gross investment of $100,000 made on 2/23/01 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch IBCA, Inc., in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Price, coupon, paydown and total return are reported for all sectors on a month-end to month-end basis. All returns are market value-weighted inclusive of accrued interest.

Frontegra Investment Grade Bond Fund
SCHEDULE OF INVESTMENTS
June 30, 2001

Principal Amount                                                                            Value
----------------                                                                            -----
                ASSET-BACKED SECURITIES  9.7%
 $   75,000     Chase Credit Card Master Trust, 1997-1 A, 4.2125%, 10/15/06 c<F13>        $   75,020
     75,000     Discover Card Master Trust, 2001-4 A, 4.2125%, 10/16/06 c<F13>                75,001
    500,000     MBNA Master Credit Card Trust, 2000-B A, 4.2375%, 07/15/05 c<F13>            500,449
     50,000     Public Service New Hampshire Funding LLC,
                  2001-1 A3, 6.48%, 5/01/15                                                   49,583
                                                                                          ----------

                TOTAL ASSET-BACKED SECURITIES
                  (cost $700,394)                                                            700,053
                                                                                          ----------

                COMMERCIAL MORTGAGE-BACKED
                SECURITIES  4.6%
    105,530     Credit Suisse First Boston Mortgage Securities Corp.,
                  1998-C2 A1, 5.96%, 12/15/07                                                105,798
    151,847     Credit Suisse First Boston Mortgage Securities Corp.,
                  1998-C1 A1A, 6.26%, 5/17/40                                                153,591
     75,000     GMAC Commercial Mortgage Securities Inc.,
                  1999-CA A2, 6.175%, 05/15/33                                                73,685
                                                                                          ----------

                TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                  (cost $334,451)                                                            333,074
                                                                                          ----------

                CORPORATE BONDS  35.7%
                Airlines  6.2%
     50,000     American Airlines, 7.379%, 5/23/16
                  (Acquired 6/13/01;  Cost $50,541) r<F11>                                    50,593
     85,262     Jet Equipment Trust, 7.63%, 8/15/12
                  (Acquired 3/01/01;  Cost $89,389) r<F11>                                    87,875
    100,000     Northwest Airlines Inc., 7.626%, 4/01/10                                     101,000
    100,000     United Airlines, 7.762%, 10/01/05                                            102,840
     25,000     United Airlines, 7.186%, 4/01/11                                              25,480
     75,000     US Airways, Inc., 2000-2 G, 8.02%, 2/05/19                                    78,655
                                                                                          ----------
                                                                                             446,443
                                                                                          ----------

                Automobiles / Auto Parts  2.8%
    125,000     DaimlerChrysler, 6.40%, 5/15/06                                              123,968
     85,000     Ford Motor Company, 7.45%, 7/16/31                                            81,584
                                                                                          ----------
                                                                                             205,552
                                                                                          ----------

                Energy  1.6%
     70,000     Midwest Generation LLC, 8.56%, 1/02/16                                        67,083
     50,000     Southern Energy Inc., 7.40%, 7/15/04
                  (Acquired 4/23/01;  Cost $50,083) r<F11>                                    50,402
                                                                                          ----------
                                                                                             117,485
                                                                                          ----------

                Financial  3.3%
     50,000     CIT Group Inc., 6.50%, 2/07/06                                                50,668
     75,000     ERAC USA Finance Co., 7.35%, 6/15/08
                  (Acquired Multiple Dates;  Cost $74,918) r<F11>                             74,321
     75,000     Ford Motor Credit Company, 6.875%, 2/01/06                                    75,982
     40,000     John Hancock Global Funding II, 5.625%, 6/27/06
                  (Acquired 6/20/01;  Cost $39,710) r<F11>                                    39,540
                                                                                          ----------
                                                                                             240,511
                                                                                          ----------

                Food Products  0.5%
     35,000     Albertson's Inc., 7.25%, 5/01/13                                              34,328
                                                                                          ----------

                Hotel  0.7%
     50,000     Harrah's Operating Company Inc., 7.125%, 6/01/07
                  (Acquired 6/07/01;  Cost $49,787) r<F11>                                    49,544
                                                                                          ----------

                Multimedia  0.7%
     50,000     News America Holdings, 7.43%, 10/01/26                                        51,505
                                                                                          ----------

                Oil & Gas  2.1%
     50,000     Ashland Inc., 7.83%, 8/15/05                                                  52,048
    100,000     PDV America, Inc., 7.875%, 8/01/03                                           100,678
                                                                                          ----------
                                                                                             152,726
                                                                                          ----------

                Photo Equipment & Supplies  1.0%
     75,000     Eastman Kodak Co., 6.375%, 6/15/06                                            74,475
                                                                                          ----------

                Pipelines  3.1%
     75,000     Sonat Inc, 6.875%, 6/01/05                                                    76,376
    100,000     Tennessee Gas Pipeline, 7.50%, 4/01/17                                        97,576
     50,000     Williams Company, 7.75%, 6/15/31                                              48,262
                                                                                          ----------
                                                                                             222,214
                                                                                          ----------

                Real Estate  2.1%
     75,000     EOP Operating LP, 8.375%, 3/15/06                                             79,688
     75,000     Socgen Real Estate LLC, 7.64%, 12/29/49
                  (Acquired 3/15/01;  Cost $75,139) r<F11>                                    75,356
                                                                                          ----------
                                                                                             155,044
                                                                                          ----------

                Telecommunications  3.2%
     20,000     AT&T Wireless Group, 7.35%, 3/01/06
                  (Acquired 4/03/01;  Cost $20,226) r<F11>                                    20,314
     30,000     AT&T Wireless Group, 8.75%, 3/01/31
                  (Acquired 6/19/01;  Cost $30,962) r<F11>                                    31,168
    100,000     Sprint Capital Corp., 6.875%, 11/15/28                                        84,910
     95,000     Worldcom Inc., 8.25%, 5/15/31                                                 93,182
                                                                                          ----------
                                                                                             229,574
                                                                                          ----------

                Yankee/International Bonds (U.S. Dollars)  8.4%
     70,000     Credit Suisse First Boston London, 7.90%, 5/01/07
                  (Acquired Multiple Dates;  Cost $71,363) r<F11>                             71,307
     40,000     Deutsche Telekom, 8.25%, 6/15/30                                              41,131
    150,000     PDVSA Finance Ltd., 1999-H, 9.375%, 11/15/07                                 156,750
     50,000     Pemex Finance Ltd., 8.02%, 5/15/07                                            52,077
    250,000     Quebec Province, 6.35%, 1/30/26                                              238,085
     50,000     Teleglobe Inc., 7.20%, 7/20/09                                                49,329
                                                                                          ----------
                                                                                             608,679
                                                                                          ----------

                TOTAL CORPORATE BONDS
                  (cost $2,617,383)                                                        2,588,080
                                                                                          ----------

                U.S. GOVERNMENT AGENCIES  37.1%
                Fannie Mae  37.1%
    500,000     7.00%, 7/15/05                                                               530,033
    700,000     6.50%, 3/01/14 w<F12>                                                        701,750
    250,000     5.50%, 5/01/16 w<F12>                                                        241,250
    150,000     5.50%, 6/01/16 w<F12>                                                        144,750
     75,000     6.50%, 6/01/29 w<F12>                                                         73,781
    500,000     6.50%, 5/01/31 w<F12>                                                        491,875
    500,000     7.00%, 5/01/31 w<F12>                                                        502,031
                                                                                          ----------
                                                                                           2,685,470
                                                                                          ----------

                TOTAL U.S. GOVERNMENT AGENCIES
                  (cost $2,687,922)                                                        2,685,470
                                                                                          ----------

                U.S. TREASURIES  12.2%
                U.S. Treasury Bond  5.6%
    385,000     6.25%, 5/15/30                                                               408,281
                                                                                          ----------

                U.S. Treasury Notes  6.6%
    125,000     5.75%, 8/15/03                                                               128,490
     15,000     6.50%, 5/15/05                                                                15,859
    335,000     4.625%, 5/15/06                                                              330,395
                                                                                          ----------
                                                                                             474,744
                                                                                          ----------

                TOTAL U.S. TREASURIES
                  (cost $887,842)                                                            883,025
                                                                                          ----------

                SHORT-TERM INVESTMENTS  23.2%
                U.S. Government Agency  20.6%
  1,500,000     Fannie Mae Discount Note, 0.00% c<F13>                                     1,495,938
                                                                                          ----------

                Variable Rate Demand Notes  2.6%
     40,911     American Family Financial Services Inc., 3.361% c<F13>                        40,911
    147,274     Wisconsin Corporate Central Credit Union, 3.42%                              147,274
                                                                                          ----------
                                                                                             188,185
                                                                                          ----------

                TOTAL SHORT-TERM INVESTMENTS
                  (cost $1,684,123)                                                        1,684,123
                                                                                          ----------

                TOTAL INVESTMENTS  122.5%
                  (cost $8,912,115)                                                        8,873,825

                Liabilities, less Other Assets  (22.5)%                                   (1,632,156)
                                                                                          ----------

                NET ASSETS  100.0%                                                        $7,241,669
                                                                                          ----------
                                                                                          ----------

r<F11> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
W<F12>    When-issued security.
C<F13>    Security marked as segregated to cover when-issued security.

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001

ASSETS:
Investments at value (cost $8,912,115)                             $ 8,873,825
Interest receivable                                                     82,959
Receivable for investments sold                                      2,027,675
Receivable from Adviser                                                  5,259
Other assets                                                             4,355
                                                                   -----------
Total assets                                                        10,994,073
                                                                   -----------

LIABILITIES:
Payable for investments purchased                                    3,719,079
Payable to Custodian                                                     2,578
Accrued expenses                                                        30,747
                                                                   -----------
Total liabilities                                                    3,752,404
                                                                   -----------
NET ASSETS                                                         $ 7,241,669
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $ 7,231,265
Undistributed net investment income                                      2,134
Undistributed net realized gain                                         46,560
Net unrealized depreciation on investments                             (38,290)
                                                                   -----------
NET ASSETS                                                         $ 7,241,669
                                                                   -----------
                                                                   -----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                                 723,040
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $10.02
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF OPERATIONS

                                                             PERIOD ENDED
                                                         JUNE 30, 2001(1)<F14>
                                                         ---------------------
INVESTMENT INCOME:
Interest                                                       $135,517
                                                               --------

EXPENSES:
Fund administration and accounting fees                          21,154
Audit fees                                                       11,991
Investment advisory fees                                         10,333
Federal and state registration fees                               6,491
Shareholder servicing fees                                        5,675
Legal fees                                                        4,807
Custody fees                                                      2,524
Directors' fees and related expenses                              1,252
Reports to shareholders                                             537
Other                                                                84
                                                               --------
Total expenses before waiver and reimbursement                   64,848
Waiver and reimbursement of expenses by Adviser                 (57,467)
                                                               --------
Net expenses                                                      7,381
                                                               --------
NET INVESTMENT INCOME                                           128,136
                                                               --------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                 46,560
Change in net unrealized
  depreciation on investments                                   (38,290)
                                                               --------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                             8,270
                                                               --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                    $136,406
                                                               --------
                                                               --------

(1)<F14>  Commenced operations on February 23, 2001.

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF CHANGES IN NET ASSETS

                                                             PERIOD ENDED
                                                         JUNE 30, 2001(1)<F15>
                                                         ---------------------

OPERATIONS:
Net investment income                                         $  128,136
Net realized gain
  on investments                                                  46,560
Change in net unrealized
  depreciation on investments                                    (38,290)
                                                              ----------
Net increase in net assets
  resulting from operations                                      136,406
                                                              ----------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                           (126,002)
                                                              ----------
Net decrease in net assets resulting
  from distributions paid                                       (126,002)
                                                              ----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                    7,159,263
Shares issued to holders in
  reinvestment of distributions                                  126,002
Shares redeemed                                                  (54,000)
                                                              ----------
Net increase in net assets resulting
  from capital share transactions                              7,231,265
                                                              ----------

TOTAL INCREASE IN NET ASSETS                                   7,241,669
                                                              ----------

NET ASSETS:
Beginning of period                                                   --
                                                              ----------
End of period
  (includes undistributed
  net investment income of $2,134)                            $7,241,669
                                                              ----------
                                                              ----------

(1)<F15>  Commenced operations on February 23, 2001.

See notes to financial statements.

Frontegra Investment Grade Bond Fund
FINANCIAL HIGHLIGHTS

                                                             PERIOD ENDED
                                                         JUNE 30, 2001(1)<F16>
                                                         ---------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                           $10.00

INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income                                             0.18
Net realized and unrealized gain
  on investments                                                  0.02
                                                                ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                           0.20
                                                                ------

LESS DISTRIBUTIONS PAID:
From net investment income                                       (0.18)
                                                                ------
TOTAL DISTRIBUTIONS PAID                                         (0.18)
                                                                ------

NET ASSET VALUE, END OF PERIOD                                  $10.02
                                                                ------
                                                                ------

TOTAL RETURN(2)<F17>                                             1.98%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                                                $7,242
Ratio of expenses to
  average net assets(3)<F18>(4)<F19>                             0.30%
Ratio of net investment income
  to average net assets(3)<F18>(4)<F19>                          5.21%
Portfolio turnover rate(2)<F17>                                   212%

(1)<F16>   Commenced operations on February 23, 2001.
(2)<F17>   Not annualized for periods less than a full year.
(3)<F18> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 2.64% and the ratio of net investment income to average net assets would have been 2.87% for the period ended June 30, 2001.
(4)<F19>   Annualized.

See notes to financial statements.

                                   FRONTEGRA
                                OPPORTUNITY FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

Small cap value investors in general, and Opportunity Fund shareholders in particular, were rewarded for their patience over the last year. After trailing their large cap and growth counterparts for what seemed like an eternity, small cap value stocks rebounded strongly to lead the market over the past 12 months. The Russell 2000 Value Index advanced over 30% in the last year, while the Russell 2000 Growth Index declined over 23%. The large cap indices did not fare much better over this period as the S&P 500 declined nearly 15%.

We are pleased to report that the Opportunity Fund returned 33.02% for the fiscal year ended June 30, 2001, outdistancing the Russell 2000 Value Index return of 30.93% and significantly outperforming the broader Russell 2000 Index return of 0.68%.

PORTFOLIO REVIEW

As we pointed out above, the last 12 months have been a great time to be a small cap value investor. Many of the interest sensitive and cyclical sectors of the market have benefited from the Federal Reserve's aggressive interest rate reductions. The Fed reduced short-term interest rates 2.75% over the last six months in an attempt to ward off recession. Many of the stocks we held in the portfolio were already trading at recession levels, so the accommodative action by the Fed was welcome news.

In addition, as value investors, we had little exposure to the overextended sectors, particularly the technology and telecom sectors. The tech mania began to unwind in 2000 as economic growth came to a grinding halt. The carnage in the tech sector continued as earnings warnings and shortfalls mounted quarter after quarter. After falling by over 60% from its peak, the Nasdaq composite rebounded somewhat in the most recent quarter advancing 17%, but still leaving the Nasdaq off nearly 50% on a year-over-year basis.

One of the sectors that performed particularly well in the last year was the finance sector. Buoyed by the interest rate cuts, companies in the financial sector, including banks and insurance companies, posted impressive results. A number of our holdings, including Astoria Financial, Fidelity National Financial and Seacoast Financial, were up significantly over the past year.

The consumer durable stocks in the portfolios also benefited directly from the interest rate reductions, such as home builders Clayton Homes and Toll Brothers. In addition, Furniture Brands (a manufacturer of residential furniture) and Mohawk Industries (the second largest U.S. carpet manufacturer) posted strong results on the heels of the rate reductions. Nearly 20% of the Fund was invested in this sector over the past year, helping results considerably.

Individual stock selection continues to have the most significant impact on performance. Below are brief summaries of several individual stocks that had a positive impact on performance in the past year:

Furniture Brands: Furniture Brands continues to perform strongly and is the
----------------
largest holding in the portfolio as of June 30, 2001. It generated a total return of 85% over the past year as investors rewarded the company's strong free cash generation in the face of the worst furniture environment in many years. Furniture Brands manufactures residential furniture and markets its products through three subsidiaries, Broyhill Furniture, Thomasville Furniture and Lane Furniture.

Clayton Homes: Clayton Homes returned 75%, in large part due to the company's
-------------
superior business model. Clayton produces, retails, and finances manufactured homes. Many competitors in the industry suffered through manufactured housing's "nuclear winter." Management's conservative approach during the boom has been rewarded by investors during the current malaise.

Seacoast Financial Services: Seacoast operates banks in Massachusetts under the
---------------------------
CompassBank name. Seacoast doubled over the past year as the steepening yield curve boosted earnings growth as investors flocked to the relative stability of conservatively managed financial services companies.

PORTFOLIO OUTLOOK

Even though small cap stocks have had a strong run recently, we continue to believe that the small cap sector is attractively priced. In the last year, small cap stocks have held up well in the market correction largely because they did not reach the extreme valuations seen in large cap stocks.

Despite the easy money posture, we have yet to see much of an acceleration in the economy. Many companies we follow report that business conditions have rarely declined so significantly and so rapidly. Companies are moving aggressively to reduce capacity, often resulting in significant layoffs. There is still some hope that the economy will show some signs of life in the second half of this year but we may not see relief until 2002.

The four main sectors of emphasis in the portfolio continue to be consumer durables, financials, producer manufacturing and materials and processing. These four sectors make up over 65% of the portfolio. Our consumer durable exposure includes several top ten holdings such as Furniture Brands, Mohawk Industries, and Clayton Homes.

The portfolio has little or no exposure to healthcare and technology stocks.
The portfolio is also materially underweight in REITs compared to the benchmark. The Fund has 3% of assets in REITs, while REITs represent 12% of the Russell 2000 Value Index. We believe that REITs will have a difficult time in the near future as REITs tend to underperform following an economic slowdown.

SUMMARY

The last 12 months have provided some degree of redemption for small cap value investors. Those who stuck to their discipline were rewarded. We expect our style of investing will continue to go in and out of favor, but throughout the cycles, we will continue to work hard to assemble a diversified portfolio of undervalued stocks for our shareholders. As always, we appreciate your confidence and investment in the Fund.

Regards,

/s/David R. Milroy

David R. Milroy
Reams Asset Management Co.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment

                 Frontegra       Lipper Small-Cap     Russell      Russell 2000
    Date     Opportunity Fund       Fund Index       2000 Index    Value Index
    ----     ----------------       ----------       ----------    -----------
   7/31/97*      $100,000            $100,000        $100,000       $100,000
         <F20>
   9/30/97       $109,900            $108,959        $109,774       $108,346
  12/31/97       $108,269            $102,603        $106,098       $110,170
   3/31/98       $116,471            $113,600        $116,770       $119,379
   6/30/98       $108,032            $109,216        $111,325       $115,069
   9/30/98        $89,248             $85,849         $88,898        $94,504
  12/31/98        $97,301            $101,723        $103,396       $103,086
   3/31/99        $87,352             $96,920         $97,787        $93,086
   6/30/99       $107,619            $111,310        $112,994       $108,494
   9/30/99       $100,023            $108,842        $105,849       $100,015
  12/31/99       $100,439            $143,976        $125,377       $101,549
   3/31/00        $97,911            $160,087        $134,254       $105,435
   6/30/00       $100,439            $150,562        $129,177       $107,484
   9/30/00       $109,447            $167,410        $130,600       $115,366
  12/31/00       $121,261            $157,449        $121,578       $124,711
   3/31/01       $118,446            $114,272        $113,677       $125,926
   6/30/01       $133,604            $131,150        $130,052       $140,724

*<F20>  7/31/97 commencement of operations.

Portfolio Total Return
FOR THE PERIOD ENDED 6/30/01
----------------------------------------
ONE YEAR                          33.02%

AVERAGE ANNUAL
SINCE COMMENCEMENT                 7.67%

This chart assumes an initial gross investment of $100,000 made on 7/31/97 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lipper Small-Cap Fund Index includes the 30 largest funds which, by prospectus or portfolio practice, limit their investments to companies on the basis of the size of the company.

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization.

The Russell 2000 Value Index is comprised of those securities in the Russell 2000 Index which have lower price-to-book ratios and lower forecasted growth values.

Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS
June 30, 2001

Number of Shares                                                                     Value
----------------                                                                     -----
               COMMON STOCKS  96.7%

               Airlines  1.5%
    22,100     Frontier Airlines, Inc.*<F21>                                   $   270,725
                                                                               -----------

               Apparel Manufacturer  1.2%
    12,700     Russell Corp.                                                       215,773
                                                                               -----------

               Autos & Trucks  2.2%
     8,200     BorgWarner, Inc.                                                    406,884
                                                                               -----------

               Banks and Savings & Loans  16.0%
    15,100     American Financial Holdings, Inc.                                   356,360
    18,000     The Colonial BancGroup, Inc.                                        258,840
    16,800     Commercial Federal Corp.                                            388,080
    12,500     First Bell Bancorp, Inc.                                            182,500
    24,700     Local Financial Corp.*<F21>                                         318,630
    28,900     Seacoast Financial Services Corp.                                   469,625
    39,700     Sovereign Bancorp, Inc.                                             516,100
     6,970     Washington Federal, Inc.                                            170,904
    21,800     Waypoint Financial Corp.                                            273,590
                                                                               -----------
                                                                                 2,934,629
                                                                               -----------

               Building Products  7.0%
    17,700     NCI Building Systems, Inc.*<F21>                                    323,025
    16,800     Texas Industries, Inc.                                              577,752
    11,000     York International Corp.                                            385,220
                                                                               -----------
                                                                                 1,285,997
                                                                               -----------

               Chemicals  7.1%
    37,800     Crompton Corp.                                                      412,020
    13,600     Cytec Industries Inc.*<F21>                                         516,800
    17,550     Ferro Corp.                                                         382,766
                                                                               -----------
                                                                                 1,311,586
                                                                               -----------

               Consumer Durables  14.2%
    13,750     CLARCOR Inc.                                                        369,187
    23,500     Furniture Brands International, Inc.*<F21>                          658,000
    13,700     Harman International Industries, Inc.                               521,833
    17,000     Mohawk Industries, Inc.*<F21>                                       598,400
    19,600     Snap-on Inc.                                                        473,536
                                                                               -----------
                                                                                 2,620,956
                                                                               -----------

               Electronic Technology  6.1%
    20,400     Belden Inc.                                                         545,700
    11,000     CTS Corp.                                                           225,500
    27,800     Pioneer-Standard Electronics, Inc.                                  355,840
                                                                               -----------
                                                                                 1,127,040
                                                                               -----------

               Housing  3.0%
    35,200     Clayton Homes, Inc.                                                 553,344
                                                                               -----------

               Human Resources  2.5%
    16,400     CDI Corp.*<F21>                                                     278,636
    25,200     Modis Professional Services, Inc.*<F21>                             173,880
                                                                               -----------
                                                                                   452,516
                                                                               -----------

               Industrial Services  1.8%
    12,900     Quanex Corp.                                                        334,110
                                                                               -----------

               Machinery  1.6%
    14,100     Regal-Beloit Corp.                                                  293,280
                                                                               -----------

               Metal Products  3.2%
     7,000     Lawson Products, Inc.                                               205,100
    25,000     Milacron Inc.                                                       391,750
                                                                               -----------
                                                                                   596,850
                                                                               -----------

               Oil & Gas  4.8%
    13,600     Noble Affiliates, Inc.                                              480,760
    19,500     Vectren Corp.                                                       403,650
                                                                               -----------
                                                                                   884,410
                                                                               -----------


               Printing & Publishing  4.8%
    18,200     Banta Corp.                                                         533,260
     9,700     Valassis Communications, Inc.*<F21>                                 347,260
                                                                               -----------
                                                                                   880,520
                                                                               -----------

               Producer Manufacturing  6.8%
    35,400     Griffon Corp.*<F21>                                                 389,400
    17,200     HON INDUSTRIES Inc.                                                 416,584
    14,400     KEMET Corp.*<F21>                                                   285,264
     6,500     Standex International Corp.                                         153,400
                                                                               -----------
                                                                                 1,244,648
                                                                               -----------

               Real Estate Investment Trusts  3.1%
     7,600     Federal Realty Investment Trust                                     157,624
     4,800     First Industrial Realty Trust, Inc.                                 154,272
     9,800     Prentiss Properties Trust                                           257,740
                                                                               -----------
                                                                                   569,636
                                                                               -----------

               Restaurants  4.3%
    16,000     IHOP Corp.*<F21>                                                    429,600
    38,800     The Steak n Shake Company*<F21>                                     358,900
                                                                               -----------
                                                                                   788,500
                                                                               -----------

               Retail  4.1%
    15,000     Brown Shoe Company, Inc.                                            270,750
    37,100     Casey's General Stores, Inc.                                        482,300
                                                                               -----------
                                                                                   753,050
                                                                               -----------

               Transportation  1.4%
    13,400     Arnold Industries, Inc.                                             259,424
                                                                               -----------

               TOTAL COMMON STOCKS
                 (cost $14,416,110)                                             17,783,878
                                                                               -----------

Principal Amount
----------------
               SHORT-TERM INVESTMENTS  3.4%
               Variable Rate Demand Notes  3.4%
  $282,192     American Family Financial Services Inc., 3.361%                     282,192
    50,000     Wisconsin Corporate Central Credit Union, 3.42%                      50,000
   286,434     Wisconsin Electric Power Co., 3.361%                                286,434
                                                                               -----------
                                                                                   618,626
                                                                               -----------

               TOTAL SHORT-TERM INVESTMENTS
                 (cost $618,626)                                                   618,626
                                                                               -----------

               TOTAL INVESTMENTS  100.1%
                 (cost $15,034,736)                                             18,402,504

               Liabilities, less Other Assets  (0.1)%                              (15,091)
                                                                               -----------

               NET ASSETS  100.0%                                              $18,387,413
                                                                               -----------
                                                                               -----------

*<F21>  Non-income producing

See notes to financial statements.

Frontegra Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001

ASSETS:
Investments at value (cost $15,034,736)                            $18,402,504
Interest and dividend receivable                                        22,322
Receivable for investments sold                                        183,534
Deferred organizational costs, net                                       8,734
Other assets                                                             6,196
                                                                   -----------
Total assets                                                        18,623,290
                                                                   -----------

LIABILITIES:
Payable for investments purchased                                      208,398
Accrued investment advisory fee                                          3,789
Accrued expenses                                                        23,690
                                                                   -----------
Total liabilities                                                      235,877
                                                                   -----------
NET ASSETS                                                         $18,387,413
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $14,436,089
Undistributed net investment income                                     57,155
Undistributed net realized gain                                        526,401
Net unrealized appreciation on investments                           3,367,768
                                                                   -----------
NET ASSETS                                                         $18,387,413
                                                                   -----------
                                                                   -----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                                 496,739
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $37.02
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Opportunity Fund
STATEMENT OF OPERATIONS

                                                                 YEAR ENDED
                                                               JUNE 30, 2001
                                                               -------------
INVESTMENT INCOME:
Dividends                                                        $  299,310
Interest                                                             34,350
                                                                 ----------
                                                                    333,660
                                                                 ----------

EXPENSES:
Investment advisory fees                                            111,436
Fund administration and accounting fees                              49,918
Legal fees                                                           15,346
Audit fees                                                           11,052
Custody fees                                                         10,570
Shareholder servicing fees                                            9,934
Amortization of organizational costs                                  8,077
Federal and state registration fees                                   6,400
Directors' fees and related expenses                                  2,500
Reports to shareholders                                                 684
Other                                                                 1,483
                                                                 ----------
Total expenses before waiver and reimbursement                      227,400
Waiver and reimbursement of expenses by Adviser                     (73,110)
                                                                 ----------
Net expenses                                                        154,290
                                                                 ----------
NET INVESTMENT INCOME                                               179,370
                                                                 ----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                  1,788,948
Change in net unrealized
  appreciation on investments                                     2,726,811
                                                                 ----------

NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                             4,515,759
                                                                 ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $4,695,129
                                                                 ----------
                                                                 ----------

See notes to financial statements.

Frontegra Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED      YEAR ENDED
                                                 JUNE 30, 2001    JUNE 30, 2000
                                                 -------------    -------------

OPERATIONS:
Net investment income                             $   179,370      $   153,917
Net realized gain (loss)
  on investments                                    1,788,948         (440,696)
Change in net unrealized
  appreciation (depreciation) on investments        2,726,811         (794,398)
                                                  -----------      -----------
Net increase (decrease) in net assets
  resulting from operations                         4,695,129       (1,081,177)
                                                  -----------      -----------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                (198,207)        (105,971)
Net realized gain on investments                           --         (697,166)
                                                  -----------      -----------
Decrease in net assets resulting
  from distributions paid                            (198,207)        (803,137)
                                                  -----------      -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                         2,674,338        3,952,596
Shares issued to holders in
  reinvestment of distributions                       198,207          803,137
Shares redeemed                                    (7,185,984)      (1,878,900)
                                                  -----------      -----------
Net increase (decrease) in net assets
  resulting from capital share transactions        (4,313,439)       2,876,833
                                                  -----------      -----------

TOTAL INCREASE IN NET ASSETS                          183,483          992,519
                                                  -----------      -----------

NET ASSETS:
Beginning of period                                18,203,930       17,211,411
                                                  -----------      -----------
End of period
  (includes undistributed
  net investment income of
  $76,628 and $95,465, respectively)              $18,387,413      $18,203,930
                                                  -----------      -----------
                                                  -----------      -----------

See notes to financial statements.

Frontegra Opportunity Fund
FINANCIAL HIGHLIGHTS

                                                             YEAR           YEAR       EIGHT MONTHS       YEAR          PERIOD
                                                             ENDED          ENDED          ENDED          ENDED          ENDED
                                                           JUNE 30,       JUNE 30,       JUNE 30,      OCTOBER 31,    OCTOBER 31,
                                                             2001           2000           1999           1998       1997(1)<F22>
                                                           --------       --------     ------------    -----------   ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                       $28.21         $32.02         $27.93         $32.22         $30.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                                         0.42           0.27           0.07           0.26           0.04
Net realized and unrealized gain
  (loss) on investments                                       8.84          (2.44)          4.23          (4.52)          2.18
                                                            ------         ------         ------         ------         ------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                                       9.26          (2.17)          4.30          (4.26)          2.22
                                                            ------         ------         ------         ------         ------

LESS DISTRIBUTIONS PAID:
From net investment income                                   (0.45)         (0.22)         (0.21)         (0.03)            --
From net realized gain
  on investments                                                --          (1.42)            --             --             --
                                                            ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                                     (0.45)         (1.64)         (0.21)         (0.03)            --
                                                            ------         ------         ------         ------         ------

NET ASSET VALUE, END OF PERIOD                              $37.02         $28.21         $32.02         $27.93         $32.22
                                                            ------         ------         ------         ------         ------
                                                            ------         ------         ------         ------         ------

TOTAL RETURN(2)<F23>                                        33.02%        (6.67)%         15.49%       (13.24)%          7.40%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                                           $18,387        $18,204        $17,211         $6,827         $5,900
Ratio of expenses to
  average net assets(3)<F24>(4)<F25>                         0.90%          0.90%          0.90%          0.90%          0.90%
Ratio of net investment income
  to average net assets(3)<F24>(4)<F25>                      1.05%          0.97%          1.00%          0.92%          2.61%
Portfolio turnover rate(2)<F23>                                81%            64%            38%            54%             9%

(1)<F22>  Commenced operations on July 31, 1997.
(2)<F23>  Not annualized for periods less than a full year.
(3)<F24> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.33%, 1.44%, 1.73%, 2.53% and 12.02% and the ratio of net investment income (loss) to average net assets would have been 0.62%, 0.43%, 0.17%, (0.71)% and (8.51)% for the periods ended June 30, 2001, June 30, 2000, June 30, 1999, October 31, 1998
          and October 31, 1997, respectively.
(4)<F25>  Annualized.

See notes to financial statements.

                                   FRONTEGRA
                                  GROWTH FUND

REPORT FROM NORTHERN CAPITAL MANAGEMENT, LLC:

During the first six months of 2001, the Frontegra Growth Fund gained 2.25% versus declines of 6.70% for the S&P 500 Index and 14.30% for the Russell 1000 Growth Index. Our strong relative performance during this difficult period resulted primarily from owning stable growth companies and by avoiding most of the speculative excesses that were prevalent in various technology stocks. We are proud to note that Morningstar ranks the Frontegra Growth Fund in the top 2% of large-cap growth funds during 2001 and in the top 15% over the last three years.

For the fiscal year ending June 30th, the Fund was down 8.55% versus declines of 14.82% for the S&P 500 Index and 36.20% for the Russell 1000 Growth Index. The widespread nature of the correction in the equity markets that began last summer made it difficult for us to avoid reporting negative returns for the full year despite our disciplined approach. During times of broad market declines, we have two primary objectives: 1) to protect your principal by minimizing our losses relative to the market and 2) to look for opportunities to purchase high-quality growth companies that have been oversold by investors who are not focused on the underlying fundamentals. Regardless of the market environment, we remain committed to our investment process, which strives to maximize returns and reduce risk by focusing on high-quality growth companies that have long-term competitive advantages.

The best test of an investment discipline is how it does over a full market cycle. The past three years have included a dramatic bull market with P/E ratios reaching all-time highs followed by one of the sharpest sell-offs in the past 50 years. During this period your Fund has produced a cumulative total return of 23.52% compared to gains of 12.16% for the S&P 500 Index and 2.10% for the Russell 1000 Growth Index.

                               SIX MONTHS        FISCAL YEAR       THREE YEARS
                            12/31/00-6/30/01   6/30/00-6/30/01   6/30/98-6/30/01
                            ----------------   ---------------   ---------------
Frontegra Growth Fund             2.25%            (8.55)%           23.52%
S&P 500 Stock Index             (6.70)%           (14.82)%           12.16%
Russell 1000 Growth Index      (14.30)%           (36.20)%            2.10%

MARKET ENVIRONMENT AND OUTLOOK

The backdrop for the first half of 2001 included the following key themes:

   o A dramatic reduction in capital spending on technology and communications equipment, resulting in substantial declines in the profitability for most technology and telecommunications equipment companies.

   o Beginning in January, the Federal Reserve initiated a series of six rate cuts in response to slowing economic activity and profit growth.

   o Consumer confidence and spending have remained surprisingly strong, buoyed by continued low unemployment levels, falling interest rates, and the positive outlook surrounding the tax cut.

The financial markets have been quite volatile so far this year, as investors tried to balance the poor current earnings reports with the prospects for improved profit growth in the future. We are hopeful that we have seen the bottom in the equity markets, and believe lower interest rates will spur improved economic activity by year-end. We project an earnings recovery will emerge in 2002, and that the market will be driven higher as earnings improve. Despite the gloominess of the current environment, we are encouraged by some of the opportunities the market is giving us to add new positions to the portfolio at attractive prices.

POOR RISK VS. RETURN CONTROL WITHIN INDEX FUNDS

The performance of the market indices over the last 12 months provides an interesting case study on the pitfalls of passively indexing to a benchmark. In June of 2000 we discussed our concerns about managing the portfolio consistent with the industry weightings of the Russell 1000 Growth Index. We felt that the Russell 1000 Growth Index was dramatically overweighted to technology at a time when we had significant concerns about the valuation of technology stocks.
After two very strong years of returns, the technology sector's weight in the Russell 1000 Growth Index had increased from 30% in 1998 to over 60% in June of 2000. While the fundamentals of these companies may have appeared to be very compelling, in many cases the stock prices had moved up in excess of what was justified based on the companies' profit growth potential.

Most investment philosophies advocate buying stocks when return potential is high and risk of loss is low, and selling stocks if their prices increase significantly above the intrinsic value of the company. Since index funds seek to replicate the performance of an underlying benchmark, the amount of the portfolio invested in each industry is the same as its representation in the index. Investors who were indexing their portfolios to the Russell 1000 Growth Index saw their exposure to technology companies increase to over 60% in June of 2000. This proved to be a very poor investment decision since the technology sector peaked during the second quarter of 2000 and subsequently declined by 54% during the past twelve months. That decline compares with much more modest declines of 9.5% for the consumer and cyclical stocks within the Russell 1000 Growth Index.

The table below illustrates the magnitude of the changes in sector weightings over the past 3 years.

% OF RUSSELL 1000 GROWTH INDEX         6/30/99      6/30/00       6/31/01
------------------------------         -------      -------       -------
Technology                               30%          61%           34%
Consumer Related                         52%          28%           44%
Economically Sensitive                   18%          11%           22%

Given the steep declines, you would expect some very compelling opportunities to exist in technology stocks and investors should be looking to add exposure to this area. Unfortunately, for investors in index funds, this is a lost opportunity. After underperforming the market during the past twelve months, technology stocks are now a much smaller percentage of all the major indices.
On top of that, "growth" indexes have compounded this situation by removing many tech companies from the index completely. The bottom line - indexers once again appear to be moving in the opposite direction of what we would generally consider sound investing.

STOCK HIGHLIGHTS -- RECENT WINNERS AND CURRENT TOP 10 POSITIONS

Here is a quick summary of the stocks (including their one year return) that contributed the most to your Fund's performance:

WASHINGTON MUTUAL (WM) +100% -- operates more than 1,000 financial services offices in the western United States and Florida. This company has been a star within your Fund for a long time. Management continues to execute and deliver results in excess of our expectations, and the stock has responded accordingly. We have recently trimmed the position size given its strong performance, but it remains a major holding in the Fund.

FANNIE MAE (FNM) +55% -- is the largest secondary buyer of real estate mortgages in the United States and a federally chartered, stockholder-owned company. The past 12 months has been a good time for Fannie Mae as their earnings growth held up nicely despite the economic slowdown. In addition, regulatory concerns subsided during the past six months, adding to investor confidence in the company's long-run growth prospects.

RALSTON PURINA (RAL) +50% -- produces pet foods, food additives, and chemical and consumer products. This stock initially appealed to us because of the stability of its sales and the value of its franchise. Apparently we weren't the only ones thinking this way. In January, Nestle agreed to acquire the company at a significant premium to the current price, resulting in a nice gain for the Fund.

CARDINAL HEALTH (CAH) +40% -- manufactures and distributes pharmaceuticals, surgical and hospital supplies in addition to providing value added services to the pharmaceutical industry in the form of proprietary drug delivery mechanisms. This is another example of the type of company that worked well during the past year - a well-managed market leader that consistently grows despite the economic backdrop. Cardinal's solid execution resulted in a slow but steady climb in the stock price over the last 12 months.

CENDANT (CD) +40% -- provides travel, real estate, hospitality, and financial services, with most of its revenue coming from franchised operations like Century 21, Days Inn, Avis, and Jackson Hewitt Tax Service. After getting caught up in a wave of "tax-loss" selling late in calendar 2000 (despite strong fundamentals), we made the decision to aggressively build our stake in this company. In fact, it was the largest position in the Fund on January 1, 2001. Our timing proved to be fortuitous, as Cendant has moved significantly higher during 2001, resulting in a nice gain for the Fund.

FIRST DATA CORPORATION (FDC) +30% -- provides a wide host of financial processing services for retailers and banks. The company serves as an outsourced clearinghouse, crunching billions of credit card, debit card, and check transactions annually. First Data's strong market position in this very steady business resulted in solid earnings growth over the past 12 months, and shareholders were rewarded with a steadily improving stock price.

          TEN LARGEST HOLDINGS AS OF 6/30/01

          NAME                          TICKER          POSITION SIZE
          ----                          ------          -------------
          Microsoft                      MSFT               4.6%
          Bristol-Myers                   BMY               4.1%
          Washington Mutual               WM                3.9%
          Citigroup                        C                3.7%
          American Intl Group             AIG               3.4%
          Liberty Media Group            LMG.A              3.2%
          Pfizer                          PFE               3.2%
          Comcast                        CMCSK              3.0%
          AES Corporation                 AES               2.9%
          MBNA Corporation                KRB               2.8%

SUMMARY

In what has been a difficult period for large-cap equity investors the Frontegra Growth Fund has weathered the storm and produced returns that are significantly better than the S&P 500 Stock Index. We attribute the success of the Fund during this period to our ability to remain committed to our disciplined approach of selecting growth companies with proven track records. We are optimistic that the worst is behind us for the equity markets in 2001 and that 2002 will be a year of solid earnings improvement for corporations - particularly the high-quality companies. We remain committed to finding companies and owning those companies in your Fund.

Please visit the Frontegra website at www.frontegra.com for daily prices and portfolio data.

We thank you for your continued support, and we encourage you to e-mail or write with comments or questions about your Fund.

Sincerely,

/s/Daniel T. Murphy       /s/Brian A. Hellmer           /s/Stephen L. Hawk

Daniel T. Murphy, CFA     Brian A. Hellmer, CFA         Stephen L. Hawk, Ph.D.
President and Chief       Senior Vice President and     Chairman and
Investment Officer        Director of Research          Chief Executive Officer
dan.murphy@norcap.com     brian.hellmer@norcap.com      steve.hawk@norcap.com

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment

        Date            Frontegra Growth Fund          S&P 500 Stock Index
        ----            ---------------------          -------------------
       3/18/98*<F26>          $100,000                      $100,000
      3/31/98                 $101,100                      $101,523
      6/30/98                 $102,000                      $104,875
      9/30/98                  $85,800                       $94,443
     12/31/98                 $108,939                      $114,556
      3/31/99                 $113,144                      $120,264
      6/30/99                 $119,452                      $128,742
      9/30/99                 $112,643                      $120,710
     12/31/99                 $136,161                      $138,670
      3/31/00                 $141,792                      $141,858
      6/30/00                 $137,770                      $138,096
      9/30/00                 $139,479                      $136,760
     12/31/00                 $123,216                      $126,069
      3/31/01                 $116,958                      $111,117
      6/30/01                 $125,986                      $117,624

*<F26>  3/18/98 commencement of operations.

Portfolio Total Return
FOR THE PERIOD ENDED 6/30/01
----------------------------------------
ONE YEAR                         (8.55)%

AVERAGE ANNUAL
SINCE COMMENCEMENT                 7.28%

This chart assumes an initial gross investment of $100,000 made on 3/18/98 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The S&P 500 Stock Index includes 500 common stocks, most of which are listed on The New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

Frontegra Growth Fund
SCHEDULE OF INVESTMENTS
June 30, 2001

Number of Shares                                                         Value
----------------                                                         -----
             COMMON STOCKS  99.3%

             Advertising  1.0%
     2,000   Omnicom Group Inc.                                    $   172,000
                                                                   -----------

             Aerospace  1.9%
     4,400   United Technologies Corp.                                 322,344
                                                                   -----------

             Banks and Savings & Loans  8.9%
    11,400   Bank One Corp.                                            408,120
    19,100   U.S. Bancorp                                              435,289
    17,475   Washington Mutual, Inc.                                   656,186
                                                                   -----------
                                                                     1,499,595
                                                                   -----------

             Chemicals  1.9%
     6,500   E.I. du Pont de Nemours and Co.                           313,560
                                                                   -----------

             Commercial Services  1.9%
     8,200   Paychex, Inc.                                             328,000
                                                                   -----------

             Computers & Software  12.1%
     7,700   BEA Systems, Inc.*<F27>                                   236,467
    11,000   Dell Computer Corp.*<F27>                                 287,650
     9,550   EMC Corp.*<F27>                                           277,428
    10,650   Microsoft Corp.*<F27>                                     777,450
    14,250   Oracle Corp.*<F27>                                        270,750
     3,094   VERITAS Software Corp.*<F27>                              205,844
     5,475   VERITAS Software Corp. Tax Refund Right                        --
                                                                   -----------
                                                                     2,055,589
                                                                   -----------

             Cosmetics & Toiletries  1.6%
     5,900   Avon Products, Inc.                                       273,052
                                                                   -----------

             Electric  2.9%
    11,500   The AES Corp.*<F27>                                       495,075
                                                                   -----------

             Electronic Components & Semiconductors  2.8%
    19,400   Atmel Corp.*<F27>                                         261,705
     7,000   Intel Corp.                                               204,750
                                                                   -----------
                                                                       466,455
                                                                   -----------

             Financial  8.6%
    11,900   Citigroup Inc.                                            628,796
     4,200   Fannie Mae                                                357,630
    14,150   MBNA Corp.                                                466,243
                                                                   -----------
                                                                     1,452,669
                                                                   -----------

             Food & Beverages  5.4%
     6,900   The Coca-Cola Co.                                         310,500
     4,250   Hershey Foods Corp.                                       262,267
    13,500   The Kroger Co.*<F27>                                      337,500
                                                                   -----------
                                                                       910,267
                                                                   -----------

             Healthcare  14.3%
     7,000   Biogen, Inc.*<F27>                                        380,520
    13,225   Bristol-Myers Squibb Co.                                  691,667
     5,600   Merck & Co., Inc.                                         357,896
    13,700   Pfizer Inc.                                               548,685
    12,200   Schering-Plough Corp.                                     442,128
                                                                   -----------
                                                                     2,420,896
                                                                   -----------

             Insurance  3.4%
     6,650   American International Group, Inc.                        571,900
                                                                   -----------

             Media & Entertainment  6.2%
    31,450   AT&T Corp. - Liberty Media Corp.*<F27>                    550,060
    11,700   Comcast Corp. - Special Class A*<F27>                     507,780
                                                                   -----------
                                                                     1,057,840
                                                                   -----------

             Multi-Sector Companies  8.2%
    16,975   Cendant Corp.*<F27>                                       331,013
     9,325   General Electric Co.                                      454,594
     4,000   The Procter & Gamble Co.                                  255,200
     6,475   Tyco International Ltd.                                   352,888
                                                                   -----------
                                                                     1,393,695
                                                                   -----------

             Oil & Gas  5.9%
    10,600   Burlington Resources Inc.                                 423,470
     5,350   Phillips Petroleum Co.                                    304,950
     5,300   Schlumberger Ltd.                                         279,045
                                                                   -----------
                                                                     1,007,465
                                                                   -----------

             Retailing & Restaurants  5.9%
     6,000   CDW Computer Centers, Inc.*<F27>                          238,260
     8,500   McDonald's Corp.                                          230,010
    13,250   Starbucks Corp.*<F27>                                     304,750
     6,500   Walgreen Co.                                              221,975
                                                                   -----------
                                                                       994,995
                                                                   -----------

             Telecommunications  6.4%
    20,900   AT&T Corp.                                                459,800
     9,900   Sprint Corp. (PCS Group)*<F27>                            239,085
    19,950   Tellabs, Inc.*<F27>                                       386,631
                                                                   -----------
                                                                     1,085,516
                                                                   -----------

             TOTAL COMMON STOCKS
               (cost $15,872,111)                                   16,820,913
                                                                   -----------

 PRINCIPAL
  AMOUNT
 ---------

             SHORT-TERM INVESTMENTS  0.9%

             Variable Rate Demand Notes  0.9%
  $120,709   American Family Financial Services Inc., 3.361%           120,709
     5,462   Wisconsin Corporate Central Credit Union, 3.42%             5,462
    18,839   Wisconsin Electric Power Co., 3.361%                       18,839
                                                                   -----------
                                                                       145,010
                                                                   -----------

             TOTAL SHORT-TERM INVESTMENTS
               (cost $145,010)                                         145,010
                                                                   -----------

             TOTAL INVESTMENTS  100.2%
               (cost $16,017,121)                                   16,965,923

             Liabilities, less Other Assets  (0.2)%                    (30,414)
                                                                   -----------

             NET ASSETS  100.0%                                    $16,935,509
                                                                   -----------
                                                                   -----------

*<F27>  Non-income producing

See notes to financial statements.

Frontegra Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001

ASSETS:
Investments at value (cost $16,017,121)                            $16,965,923
Interest and dividend receivable                                        11,387
Receivable for investments sold                                        237,981
Other assets                                                             8,515
                                                                   -----------
Total assets                                                        17,223,806
                                                                   -----------

LIABILITIES:
Payable for investments purchased                                      253,939
Payable for Fund shares redeemed                                         7,560
Accrued investment advisory fee                                            572
Accrued expenses                                                        26,226
                                                                   -----------
Total liabilities                                                      288,297
                                                                   -----------
NET ASSETS                                                         $16,935,509
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $16,183,498
Undistributed net investment income                                     30,952
Undistributed net realized loss                                       (227,743)
Net unrealized appreciation on investments                             948,802
                                                                   -----------
NET ASSETS                                                         $16,935,509
                                                                   -----------
                                                                   -----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                               1,380,531
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $12.27
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Growth Fund
STATEMENT OF OPERATIONS

                                                                   YEAR ENDED
                                                                 JUNE 30, 2001
                                                                 -------------
INVESTMENT INCOME:
Dividends                                                         $   131,925
Interest                                                               29,426
                                                                  -----------
                                                                      161,351
                                                                  -----------

EXPENSES:
Investment advisory fees                                              130,294
Fund administration and accounting fees                                49,840
Custody fees                                                           15,130
Legal fees                                                             14,309
Audit fees                                                             12,956
Shareholder servicing fees                                             11,324
Federal and state registration fees                                     6,622
Reports to shareholders                                                 6,288
Directors' fees and related expenses                                    2,500
Other                                                                   1,209
                                                                  -----------
Total expenses before waiver and reimbursement                        250,472
Waiver and reimbursement of expenses by Adviser                      (120,178)
                                                                  -----------
Net expenses                                                          130,294
                                                                  -----------
NET INVESTMENT INCOME                                                  31,057
                                                                  -----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                      160,853
Change in net unrealized
  depreciation on investments                                      (1,632,970)
                                                                  -----------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                              (1,472,117)
                                                                  -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $(1,441,060)
                                                                  -----------
                                                                  -----------

See notes to financial statements.

Frontegra Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                  YEAR ENDED       YEAR ENDED
                                                JUNE 30, 2001     JUNE 30, 2000
                                                -------------     -------------

OPERATIONS:
Net investment income                            $    31,057       $     5,310
Net realized gain (loss)
  on investments                                     160,853           (52,605)
Change in net unrealized
  appreciation (depreciation) on investments      (1,632,970)        2,005,447
                                                 -----------       -----------
Net increase (decrease) in net assets
  resulting from operations                       (1,441,060)        1,958,152
                                                 -----------       -----------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                 (2,727)           (6,376)
Net realized gain on investments                    (298,042)          (42,785)
                                                 -----------       -----------
Net decrease in net assets resulting
  from distributions paid                           (300,769)          (49,161)
                                                 -----------       -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                        3,947,194        11,445,571
Shares issued to holders in
  reinvestment of distributions                      300,735            49,091
Shares redeemed                                   (1,828,199)       (1,765,284)
                                                 -----------       -----------
Net increase in net assets
  resulting from capital share transactions        2,419,730         9,729,378
                                                 -----------       -----------

TOTAL INCREASE IN NET ASSETS                         677,901        11,638,369
                                                 -----------       -----------

NET ASSETS:
Beginning of period                               16,257,608         4,619,239
                                                 -----------       -----------
End of period
  (includes undistributed
  net investment income of
  $31,042 and $2,712, respectively)              $16,935,509       $16,257,608
                                                 -----------       -----------
                                                 -----------       -----------

See notes to financial statements.

Frontegra Growth Fund
FINANCIAL HIGHLIGHTS

                                                          YEAR                YEAR            EIGHT MONTHS           PERIOD
                                                         ENDED               ENDED               ENDED               ENDED
                                                        JUNE 30,            JUNE 30,            JUNE 30,          OCTOBER 31,
                                                          2001                2000                1999            1998(1)<F28>
                                                        --------            --------          ------------        ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                    $13.69              $11.93              $ 9.29              $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                                      0.02                  --(5)<F32>        0.01                0.01
Net realized and unrealized gain
  (loss) on investments                                   (1.20)               1.82                2.64               (0.72)
                                                         ------              ------              ------              ------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                                   (1.18)               1.82                2.65               (0.71)
                                                         ------              ------              ------              ------

LESS DISTRIBUTIONS PAID:
From net investment income                                   --(5)<F32>       (0.01)              (0.01)                 --
From net realized gain
  on investments                                          (0.24)              (0.05)                 --                  --
                                                         ------              ------              ------              ------
TOTAL DISTRIBUTIONS PAID                                  (0.24)              (0.06)              (0.01)                 --
                                                         ------              ------              ------              ------

NET ASSET VALUE, END OF PERIOD                           $12.27              $13.69              $11.93              $ 9.29
                                                         ------              ------              ------              ------
                                                         ------              ------              ------              ------

Total Return(2)<F29>                                    (8.55)%              15.33%              28.58%             (7.10)%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                                        $16,936             $16,258              $4,619              $2,343
Ratio of expenses to
  average net assets(3)<F30>(4)<F31>                      0.80%               0.80%               0.80%               0.80%
Ratio of net investment income
  to average net assets(3)<F30>(4)<F31>                   0.19%               0.05%               0.16%               0.28%
Portfolio turnover rate(2)<F29>                            219%                213%                106%                 67%

(1)<F28>  Commenced operations on March 18, 1998.
(2)<F29>  Not annualized for periods less than a full year.
(3)<F30> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.54%, 1.89%, 4.52% and 9.23%, and the ratio of net investment income to average net assets would have been (0.55)%, (1.04)%, (3.56)% and (8.15)% for the periods ended June 30,
          2001, June 30, 2000, June 30, 1999 and October 31, 1998,
          respectively.
(4)<F31>  Annualized.
(5)<F32>  Less than one cent per share.

See notes to financial statements.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2001

(1)  ORGANIZATION

     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of five series: the Frontegra Total Return Bond Fund, the Frontegra Investment Grade Bond Fund, the Frontegra Opportunity Fund, the Frontegra Growth Fund and the Frontegra Emerging Growth Fund (the "Funds"). The Frontegra Total Return Bond, Investment Grade Bond and Opportunity Funds, sub-advised by Reams Asset Management Co., LLC ("Reams"), commenced operations on November 25, 1996, February 23, 2001 and July 31, 1997, respectively. The Frontegra Growth Fund, sub-advised by Northern Capital Management, LLC ("Northern"), commenced operations on March 18, 1998. The Frontegra Emerging Growth Fund is not currently offering shares.

     Costs incurred by the Frontegra Total Return Bond and Opportunity Funds in connection with the organization, registration and the initial public offering of shares have been deferred and are being amortized over the period of benefit, but not to exceed five years from the respective dates upon which the Funds commenced operations. Frontegra Asset Management, Inc. (the "Adviser") has paid the costs incurred with the organization, registration and initial public offering of shares for the Frontegra Growth and Emerging Growth Funds.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

     (a)  Investment Valuation

          Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service, unless actual sale prices are available. Securities (other than short-term investments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams and Northern, pursuant to guidelines established by the Board of Directors.

     (b)  Federal Income Taxes

          No federal income tax provision has been made since the Funds intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds.

     (c)  Distributions to Shareholders

          Dividends from net investment income are usually declared and paid quarterly for the Frontegra Total Return Bond and Investment Grade Bond Funds and at least annually for the Frontegra Opportunity and Growth Funds. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at June 30, 2001, reclassifications were recorded to decrease undistributed net investment income by $1,502 and $19,473, increase undistributed net realized gain by $5,449 and $22,756 and decrease paid in capital by $3,947 and $3,283 for the Frontegra Total Return Bond and Opportunity Funds, respectively. Reclassifications were recorded to decrease undistributed net investment income by $90 and decrease undistributed net realized loss by $90 for the Frontegra Growth Fund. No reclassifications were made to the Frontegra Investment Grade Bond Fund.

     (d)  When-Issued Securities

          The Frontegra Total Return Bond and Investment Grade Bond Funds may purchase securities on a when-issued basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within 45 days of the purchase. At the time of purchase, the Funds will record the transaction and reflect the value of the security in determining its net asset value. During the period between the purchase and settlement, no payment is made by the Funds to the issuer and no interest is accrued. The Funds will maintain segregated cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.

     (e)  Mortgage Dollar Rolls

          The Frontegra Total Return Bond and Investment Grade Bond Funds may enter into mortgage dollar rolls, in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.

     (f)  Other

          Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

          In November 2000, the American Institute of Certified Public Accountants issued a new Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supersedes its predecessor and is effective for fiscal years beginning after December 15, 2000. The new Guide, among other things, sets forth certain accounting principles that must be applied by investment companies and may require a change from their present practices. Investment companies will be required to amortize premiums and discounts on debt securities using the interest method and to record paydown gains and losses on asset-backed securities as adjustments to interest income, not as realized gains and losses. The Funds presently intend to adopt the Guide's provisions for the year ending June 30, 2002, and do not expect the adoption of the new guide to have a significant effect on their recognition of income or gains and losses. Further, it will not affect the determination of either net asset values or total returns.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT ADVISER

     Each of the Funds has entered into an agreement with the Adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. The terms of these agreements are as follows:

     The Frontegra Total Return Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated February 26, 1999, as amended August 2, 1999, December 31, 1999 and October 27, 2000, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.425% of the Fund's average daily net assets. This expense cap agreement terminates on December 31, 2001.

     The Frontegra Investment Grade Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.42% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated January 31, 2001, as amended February 23, 2001, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.30% of the Fund's average daily net assets. This expense cap agreement terminates on February 23, 2002.

     The Frontegra Opportunity Fund will pay the Adviser a monthly fee at the annual rate of 0.65% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated February 26, 1999, as amended August 2, 1999, December 31, 1999 and October 27, 2000, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.90% of the Fund's average daily net assets. This expense cap agreement terminates on December 31, 2001.

     The Frontegra Growth Fund will pay the Adviser a monthly fee at the annual rate of 0.80% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated February 26, 1999, as amended August 2, 1999, December 31, 1999 and October 27, 2000, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.80% of the Fund's average daily net assets. This expense cap agreement terminates on December 31, 2001.

(4)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Frontegra Total Return Bond Fund were as follows:

                                                YEAR ENDED         YEAR ENDED
                                               JUNE 30, 2001      JUNE 30, 2000
                                               -------------      -------------
     Shares sold                                 4,626,494         1,185,248
     Shares issued to holders in
       reinvestment of distributions               216,351           128,336
     Shares redeemed                            (1,850,068)         (565,083)
                                                 ---------         ---------
     Net increase in shares outstanding          2,992,777           748,501
                                                 ---------         ---------
                                                 ---------         ---------

     Transactions in shares of the Frontegra Investment Grade Bond Fund were as follows:

                                               PERIOD ENDED
                                           JUNE 30, 2001(1)<F33>
                                           ---------------------
     Shares sold                                   715,768
     Shares issued to holders in
       reinvestment of distributions                12,556
     Shares redeemed                                (5,284)
                                                 ---------
     Net increase in shares outstanding            723,040
                                                 ---------
                                                 ---------

     (1)<F33>  Commenced operations on February 23, 2001.

     Transactions in shares of the Frontegra Opportunity Fund were as follows:

                                                YEAR ENDED         YEAR ENDED
                                               JUNE 30, 2001      JUNE 30, 2000
                                               -------------      -------------
     Shares sold                                    76,357           144,034
     Shares issued to holders in
       reinvestment of distributions                 6,005            29,067
     Shares redeemed                              (231,011)          (65,274)
                                                   -------           -------
     Net increase (decrease) in
       shares outstanding                         (148,649)          107,827
                                                   -------           -------
                                                   -------           -------

     Transactions in shares of the Frontegra Growth Fund were as follows:

                                                YEAR ENDED         YEAR ENDED
                                               JUNE 30, 2001      JUNE 30, 2000
                                               -------------      -------------
     Shares sold                                   307,469           924,338
     Shares issued to holders in
       reinvestment of distributions                25,061             3,634
     Shares redeemed                              (139,578)         (127,661)
                                                   -------           -------
     Net increase in shares outstanding            192,952           800,311
                                                   -------           -------
                                                   -------           -------

(5)  INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the period ended June 30, 2001, are summarized below:

                   FRONTEGRA        FRONTEGRA        FRONTEGRA      FRONTEGRA
                 TOTAL RETURN    INVESTMENT GRADE   OPPORTUNITY       GROWTH
                   BOND FUND        BOND FUND           FUND           FUND
                 ------------    ----------------   -----------     ---------
     Purchases   $310,157,652      $17,754,164      $13,707,192    $37,169,045
     Sales       $253,251,795      $11,425,754      $17,914,939    $34,858,907

     Purchases and sales of U.S. government securities for the Frontegra Total Return Bond Fund were $391,020,463 and $374,683,242, respectively. Purchases and sales of U.S. government securities for the Frontegra Investment Grade Bond Fund were $4,908,220 and $4,049,802, respectively.

     There were no purchases and sales of U.S. government securities for the other Funds.

     At June 30, 2001, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $183,427,594, $15,158,149, $16,256,319 and $8,913,884 were as follows:

                        FRONTEGRA     FRONTEGRA    FRONTEGRA      FRONTEGRA
                      TOTAL RETURN   OPPORTUNITY    GROWTH     INVESTMENT GRADE
                        BOND FUND       FUND         FUND         BOND FUND
                      ------------   -----------   ---------   ----------------
     Appreciation      $1,721,098    $3,726,162   $1,761,766       $  9,931
     (Depreciation)    (1,507,766)     (481,807)  (1,052,162)       (49,990)
                       ----------    ----------   ----------       --------
     Net Appreciation
       (Depreciation)
       on investments  $  213,332    $3,244,355   $  709,604       $(40,059)
                       ----------    ----------   ----------       --------
                       ----------    ----------   ----------       --------

Frontegra Funds
REPORT OF INDEPENDENT AUDITORS
June 30, 2001

To the Board of Directors and Shareholders of the Frontegra Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Frontegra Funds, Inc. comprised of the Frontegra Total Return Bond Fund, Frontegra Investment Grade Bond Fund, Frontegra Opportunity Fund and Frontegra Growth Fund (collectively the "Funds"), as of June 30, 2001, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2001, by correspondence with the custodian and brokers or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at June 30, 2001, the results of their operations, changes in net assets and the financial highlights for the periods, indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

Chicago, Illinois
August 3, 2001